Dear Shareholder:
     Like the Mississippi, the bear market in stocks just keeps rolling along. Three years-a long three years-have passed since the stock market hit its all time peak of overvaluation. We avoided most of that decline, but last quarter some of it affected your portfolio as well:

1st Qtr.
Nasdaq Composite	0.4%
S&P 500	-3.2%
Morningstar Large Value	-5.2%
Clipper FundSM	-10.2%

Much to Be Modest About

Bear markets change human behavior along with asset prices. Pride is no longer fashionable; modesty is trendy. Winston Churchill's acid description of Clement Attlee applies to investment professionals today: "Attlee is a very modest man. And with reason."
     It is not only weak stock prices which produce modesty among investment managers. Weak profits are a source of modesty for corporate managers too. The dot-com companies were the first to go. Most of them never had any profits anyway, so they simply disappeared when they ran out of cash. Next to go were technology companies whose profits were puffed up by the great capital spending boom, fueled in part by those now departed dot-coms. Now the profit malaise is spreading to many other companies with no connection to the "irrational exuberance" of the late 1990s. Sluggish economic growth, less pricing power and a more competitive environment are combining to make sustainable profit growth a rare commodity.

Less Great Expectations

     Your portfolio has two basic kinds of cheap stocks: boring companies the market ignores and controversial companies the market abhors. The three most controversial stocks are Tyco, Tenet, and El Paso.
     The good news about Tyco is that it seems likely to work out well from here. Dennis Kozlowski, Tyco's former CEO who replaced Enron's Ken Lay as the media's favorite chew toy, is long gone. The new managers are trying to become exemplars of good corporate governance. As investor attention shifts from past scandals to future profits, Tyco is starting to look like a company with good businesses, dominant market shares, cash generating capability, and a cheap stock price.
     With the benefit of hindsight, we bought Tyco too soon. Also with the benefit of hindsight, we seem to have bought Tenet just right. The major controversy here is the amount of outlier payments charged to Medicare (additional reimbursement for very sick patients). The likely outcome is a reduction in future profits from that source. What gets lost in this controversy, however, is the slow shift in balance of power toward hospitals. After declining for years, hospital admissions now are rising due to an expanding and aging population. Patient investors are likely to be rewarded here.
     El Paso has the widest range of potential outcomes. It has good pipelines and gas producing assets, which we believe to be worth much more than the current price of its stock. It is enjoying a windfall from today's high gas prices. On the negative side:
  El Paso has too much of its debt with short maturities. As its debt was downgraded more of that debt came due, sometimes in unexpected ways. The 40% of its gas production which is hedged requires El Paso to post rising amounts of cash collateral to match the rise in gas prices. That cash comes back to El Paso as the hedges expire (Half the hedges expire in less than one year.), but in the meantime the company's balance sheet is stretched.

  Like many of its Texas peers El Paso dove into energy trading, although not to the extent its neighbors did. Now the company is unwinding those trades, but that process takes time. Like a politician's affair, a forward trading commitment is seductively easy to enter and embarrassingly hard to exit.

  Disgruntled investors (They have good reason to feel that way.) have begun a serious proxy fight.

     On present facts, we believe all three of these stocks will work out well. We recognize, however, that occasionally we will be wrong in calculating the risk and return of controversial stocks. We use two techniques to manage that risk rationally- we buy only with a large margin of safety, and we diversify the risks in your portfolio (e.g. The liquidity risk for El Paso has nothing to do with the Medicare payments for Tenet.). We also recognize that controversy in stocks means discomfort for our clients, but that is the price of being a contrarian value investor.

"I Would Rather Be Vaguely Right than Precisely Wrong"

     Keynes's general comment about the untidy but unavoidable imprecision of life applies to the particular debate about expensing employee stock options. Opponents of expensing correctly point out that determining a precise value for these long-term stock options is difficult. The Black-Scholes option pricing model, currently regarded as the least worst method of pricing short-term stock options, is of limited utility in determining the value of long-term employee stock options granted to executives and employees of a public company. The Financial Accounting Standards Board currently is considering this and other issues about stock options.
     Our position is that employee stock options are a very real expense of doing business and should be reflected in the company's financial statements. Failure to consider all relevant costs can lead management to make bad economic decisions. Failure to consider option costs can lead investors to make bad judgements about the profitability of a company and what part of that company the current shareholders really own. The fact that financial statements make many assumptions about the future is not a good reason for failing to make all those assumptions as accurately as possible.
     We consider employee stock options when valuing stocks. We also consider pension obligations too, since they are a very real and often understated liability which has a claim on corporate cash flow that is senior to the claim of shareholders. While the pension problem is widespread, it is significant in amount only in a relatively small number of companies. For those with that significant problem however, the future looks bleak. The chairman of Bethlehem Steel stated the issue: "I hope some other companies are ready for this, because many of them, including auto makers, aren't going to be able to outrun their pension liabilities. At some point the great sucking sound of pension and health-care liabilities just overwhelms your ability to raise capital or invest in new plants and equipment."

Conflict of Interest Anyone?

     Nikita Khrushchev had a sense of humor when it came to conflicts of interest. Upon meeting Allen Dulles, then director of our Central Intelligence Agency, the Soviet leader said, "You and I have some of the same people working for us." Conflicts of interest in finance have less fatal penalties than those imposed on double agents in international espionage, but there is nothing humorous when the impact falls on investors.
     Investment banking has many potential conflicts of interest. In pricing an offering of stock, does the firm favor the corporate client who sells or the customers who buy? Do its research analysts slant their reports to win investment banking business or do they present their candid opinions to investors? Managing those potential conflicts in a fair and ethical fashion is central to investment banking. The current spate of scandals suggests that some of those conflicts were handled poorly in the late 1990s. After the pain of fines and adverse publicity, those conflicts should be managed better in the future.
     Investment management has a better alignment of interests than some other businesses. Our fees rise when your assets go up and fall when your assets go down. We do not have a broker-dealer so there is no incentive to create brokerage commissions by trading heavily. We invest most of our own pension assets in our mutual fund, so we eat our own cooking. This does not mean that investment managers are personally more noble; they simply have fewer temptations to do anything other than what is best for their clients and shareholders.
      Alignment of interest does not guarantee achievement of results, particularly in the short-term. Last quarter was frankly disappointing. We believe that your portfolio of stocks is unusually cheap, but we cannot predict when the market will agree with our judgement. A few stocks such as Interpublic and McDonald's have seen decreases in their underlying business values, but most have not. This is a time for patience, a virtue easier for us to preach than for you to practice.

/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager
/s/ Peter Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

April 2, 2003

     The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending March 31, 2003 and for the period since inception (February 29, 1984) was -19.7%, 9.9%, 7.0%, 12.1%, 13.4%, and 14.9%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. The Nasdaq Composite Index, which is market-value weighted, measures all domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The S&P 500 is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 953 managed large value mutual funds monitored by Morningstar.

(unaudited)

Investment Portfolio
March 31, 2003

Common Stocks (89.7%)
Shares		Value

	Advertising (1.6%)
8,183,400	The Interpublic Group of Companies, Inc.	$76,105,620

	Computer Services (6.7%)
17,710,600	Electronic Data Systems Corporation	311,706,560

	Energy (3.4%)
25,913,700	El Paso Corporation	156,777,885

	Food & Tobacco (15.3%)
7,798,700	Altria Group Inc.	233,649,052
4,955,100	UST Inc.	136,760,760
7,713,000	McDonald's Corporation	111,529,980
5,875,500	Sara Lee Corporation	109,871,850
3,843,000	Kraft Foods Inc. Class A	108,372,600
1,836,224	Tyson Foods Inc Class A	14,230,736
		714,414,978

	Health Care (12.0%)
11,545,400	Tenet Healthcare Corporation*	192,808,180
3,324,100	Wyeth	125,717,462
3,794,500	Pfizer Inc.	118,236,620
1,339,500	Merck & Co, Inc.	73,377,810
3,135,300	IMS Health Incorporated	48,942,033
		559,082,105

	Industrial & Electrical Equipment (9.2%)
29,494,200	Tyco International Ltd.	379,295,412
1,659,200	Pitney Bowes Inc.	52,961,664
		432,257,076

	Insurance & Financial Services (5.0%)
5,639,700	American Express Company	187,407,231
1,684,840	Old Republic International Corporation	45,069,470
		232,476,701

	Mortgage Finance (15.4%)
7,639,800	Freddie Mac	405,673,380
3,867,700	Fannie Mae	252,754,195
790,000	Golden West Financial Corporation	56,824,700
		715,252,275

	Real Estate Investments (6.9%)
6,462,200	Equity Residential	155,545,154
1,712,700	Apartment Investment & Management Company	62,479,296
2,561,800	Archstone-Smith Trust	56,257,128
1,895,300	Equity Office Properties Trust	48,235,385
		322,516,963

	Retailing (7.8%)
5,332,600	Safeway Inc.*	100,946,118
4,166,400	CVS Corporation	99,368,640
6,831,300	The Kroger Co.*	89,831,595
3,897,400	Staples, Inc.*	71,439,342
		361,585,695

	Special Situations (6.4%)
10,407,100	AOL Time Warner Inc.*	113,021,106
2,746,600	Merrill Lynch and Company, Inc.	97,229,640
2,357,600	R.R. Donnelley & Sons Company	43,191,232
1,425,400	Manpower Inc.	42,590,952
		296,032,930

	Total Common Stocks (Cost $4,966,183,683)	$ 4,178,208,788

U.S. Government Agency Notes (2.3%)
Par Value

	Federal Home Loan Bank Board Agency Notes (1.6%)
$73,050,000	3.625%, due 10/15/04	75,404,036
	Federal Farm Credit Bank Agency Notes (0.7%)
32,420,000	3.875%, due 12/15/04	33,639,478
	Total U.S. Government Agency Notes (Cost $104,627,713)	109,043,514

Short Term Investments (7.4%)
	State Street Repurchase Agreements
$345,596,000	0.75%, dated 03/31/03, due 04/01/03	345,596,000
	Total Short Term Investments (Cost $345,596,000)	345,596,000
	Total Investment Portfolio (99.4%) (Cost $5,416,407,396)	4,632,848,302

Cash and Receivables less Liabilities (0.6%)		26,395,048
Net Assets (100.0%)		$4,659,243,350

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	QUARTERLY REPORT March 31, 2003
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

Investment Company File No. 811-3931

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.